UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	001-12053	58-1392259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 First Street, S.E.

Moultrie, Georgia 31768

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (229) 985-1120

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	SGB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

Merger. On December 18, 2019, Southwest Georgia Financial Corporation, a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The First Bancshares, Inc., a Mississippi corporation (“FBMS”), whereby the Company will be merged with and into FBMS (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, the Company’s wholly owned subsidiary bank, Southwest Georgia Bank, and FBMS’s wholly owned subsidiary bank, The First, A National Banking Association (“The First”), entered into a Plan of Merger and Merger Agreement whereby Southwest Georgia Bank will be merged with and into The First immediately following the merger of the Company with and into FBMS (the “Bank Merger”).

The Merger Agreement has been unanimously approved by the boards of directors of the Company and FBMS. The transaction is expected to close in the second quarter of 2020, subject to customary conditions discussed below.

Merger Consideration. Pursuant to the Merger Agreement, each outstanding share of Company common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive one (1.00) share of FBMS’s common stock (the “Merger Consideration”). Each share of Company common stock subject to vesting restrictions granted under any equity plan of the Company (“Company Restricted Shares”), or its subsidiaries, that is outstanding immediately prior to the effective time of the Merger will also automatically be converted into one (1.00) restricted share of FBMS’s common stock with the same vesting restrictions as were applicable to the Company Restricted Share.

Each outstanding share of FBMS’s common stock shall remain outstanding and unaffected by the Merger.

Representations and Warranties. The Merger Agreement contains usual and customary representations and warranties that the Company and FBMS made to each other as of specific dates.

Covenants; No Solicitation. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Additionally, the Company has agreed (i) not to initiate, solicit, induce or knowingly encourage or take any action or facilitate any alternative acquisition transaction or, subject to certain exceptions, participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative acquisition transaction or (ii) subject to certain exceptions, not to withdraw or modify in a manner adverse to FBMS, the recommendation of the Company’s board of directors that the Company’s shareholders approve the Merger Agreement and the Merger. In the event that the Company receives a proposal with respect to an alternative acquisition transaction that the the Company board of directors determines is superior to the Merger, FBMS will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Merger is subject to various customary conditions, including (i) approval of the Merger Agreement and the Merger by shareholders of the Company; (ii) the receipt of certain regulatory approvals and third party consents; (iii) no injunctions or other legal restraints preventing the consummation of the Merger; (iv) the U.S. Securities and Exchange Commission (“SEC”) having declared effective FBMS’s registration statement covering the issuance of shares of FBMS’s common stock in the Merger; (v) the receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vi) the accuracy of representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers); and (vii) the absence of a material adverse effect with respect to the either the Company or FBMS.

Termination. The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or an application for such approval has been permanently withdrawn at the request of a governmental authority, (iii) by either party if the approval of the shareholders of the Company is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days, (v) by either party if the Merger is not consummated on or before June 30, 2020, subject to automatic extension to August 30, 2020 if the only outstanding closing condition is the receipt of regulatory approvals, (vi) by FBMS if the Company’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special Company shareholder meeting to vote on the Merger; (vii) by the Company in certain circumstances in order to enter into a definitive agreement to accept a superior proposal; or (viii) by the Company in the event that the board of directors of the Company so determines at any time during the five (5) day period commencing prior to the date that is five (5) days prior to the Closing Date (such date that is 5 days prior to the Closing Date being the “Determination Date”), if, and only if, both of the following conditions are satisfied: (A) the number obtained by dividing the average closing price of the FBMS common stock as reported on the NASDAQ Stock Market for the ten (10) consecutive trading days ending on the trading day immediately prior to the Determination Date by $33.58 (the “FBMS Ratio”) is less than 0.80; and (B) the FBMS Ratio is less than the number obtained by (1) dividing the average of the closing price on such date of the KBW Nasdaq Regional Banking Index (KRX) (the “Index Price”) for the ten (10) consecutive trading days ending on the trading day immediately prior to the Determination Date by the Index Price on the date of the Merger Agreement and (2) subtracting 0.20 from such quotient, provided that FBMS, subject to certain terms and conditions in the Merger Agreement, will have the opportunity to adjust the Merger Consideration in order to prevent the termination of the Merger Agreement by the Company pursuant to this section (viii).

Termination Fee. The Company will pay FBMS a termination fee equal to $3.75 million in the event (i) the Merger Agreement is terminated by FBMS because the Company’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call a special Company shareholder meeting to vote on the Merger, (ii) the Company terminates this agreement in order to accept a superior proposal, or (iii) the Merger Agreement is terminated by FBMS because the Company receives an acquisition proposal after the date of the Merger Agreement but before it is terminated, and the Company enters into an agreement for or completes an acquisition transaction within 12 months of the termination of the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The assertions embodied in the representations and warranties set forth in the Merger Agreement by each party were made solely for purposes of, and were and are solely for the benefit of the parties to, the contract between the Company and FBMS and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and FBMS rather than establishing matters of fact. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and shareholders should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, unless otherwise specified in the Merger Agreement, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide shareholders with information regarding the terms of the Merger Agreement, and not to provide shareholders with any other factual information regarding the Company or FBMS, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, its affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of FBMS that will include a proxy statement of the Company and a prospectus of the FBMS and that will be filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, the directors of the Company have entered into voting agreements (the “Voting Agreements”), pursuant to which each such director agreed to vote his, her or its shares of Company common stock in favor of approval of the Merger Agreement and transactions contemplated therein and against certain other actions, proposals, transactions or agreements that would be detrimental to the consummation of the Merger. The Voting Agreements generally prohibit the sale or transfer of the shares held by each such shareholder until the earlier of (i) termination of the Merger Agreement and (ii) receipt of the approval of the shareholders of the Company. The Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the amendment of the Merger Agreement in any manner that materially and adversely affects any rights of the shareholder, (iii) the termination of the Merger Agreement or (iv) two years from the date of the Voting Agreements.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of such documents, forms of which are included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of the Company and Southwest Georgia Bank entered into a Non-Competition and Non-Disclosure Agreement with FBMS, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers with whom such directors had material contact, non-competition within a restricted territory and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the execution of the Merger Agreement, the Company, FBMS and Mr. DeWitt Drew entered into an agreement, which (i) as of, and subject to the occurrence of, the effective time of the Merger will terminate Mr. Drew’s existing employment agreement with the Company (except with respect to certain provisions which will survive such termination, including (x) the provision governing the split dollar insurance for Mr. Drew’s benefit with premiums paid by the Company (the “Split Dollar Plan”), (y) the provision regarding the limitation on benefits upon termination in connection with a change in control and (z) the provision governing restrictive covenants in favor of the Company) and (ii) on and after the effective time of the Merger, govern his employment with FBMS and The First. Upon termination at, and subject to, the effective time of the Merger, the Company shall pay Mr. Drew a cash payment of $586,838. On and after the effective time of the Merger, the agreement provides that Mr. Drew will remain employed with FBMS and The First until the later of (i) two weeks following the operational conversion and integration of the Company with and into FBMS, and Southwest Georgia Bank with and into The First, anticipated to end no earlier than June 2020 and (ii) June 30, 2020. In consideration for Mr. Drew’s service and other commitments under the agreement, during the employment term, Mr. Drew will be paid an annual salary of $200,000 and will continue to participate in the Split Dollar Plan and, if Mr. Drew remains employed with FBMS and The First on the last day of the employment term, he will receive a cash payment equal to $61,500. Upon termination without cause before the end of the employment term, in consideration of his release of claims in favor of the surviving entities and restrictive covenants, Mr. Drew will be eligible to receive severance equal to his annual salary through the end of the employment term (payable in accordance with FBMS’s and The First’s payroll practices) and the cash payment of $61,500. Upon expiration of the employment term, Mr. Drew will be entitled to receive any and all vested compensation and benefits under any compensation arrangements or benefit plans or programs in which Mr. Drew participated in accordance with the terms of such compensation arrangements or benefit plans or programs.

Item 8.01	Other Events

On December 18, 2019, the Company and FBMS issued a joint press release announcing the execution of the Merger Agreement. The complete text of the press release is attached hereto as Exhibit 99.1. All information included in the press release is of the date thereof, and the Company does not assume any obligation to correct or update such information in the future.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of the Company’s business into FBMS, (5) the failure to obtain the necessary approval by the Company’s shareholders, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by FBMS to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of the Company’s operations into the operations of FBMS will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by FBMS’s issuance of additional shares of its common stock in the Merger transaction, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in FBMS’s Annual Reports on Form 10-K for the year ended December 31, 2018, and other documents subsequently filed by the Company and FBMS with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor FBMS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, the Company and FBMS claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed Merger, FBMS will file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company and a prospectus of FBMS, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FBMS AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of the Company seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company and FBMS through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will be available free of charge by directing a written request to Southwest Georgia Financial Corporation, 25 Second Avenue, S. W., Moultrie, Georgia 31768, Attn: EVP and Chief Administrative Officer, Donna Lott. The Company’s telephone number is (229) 985-1120. Documents filed with the SEC by FBMS will also be available free of charge by directing a written request to The First Bancshares, Inc., 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 Attn: Corporate Secretary, Chandra Kidd. FBMS’s telephone number is (601) 268-8998.

Participants in the Transaction

The Company, FBMS and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. Additional information about FBMS and its directors and officers may be found in the definitive proxy statement of FBMS relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 3, 2019. The definitive proxy statement can be obtained free of charge from the sources described above.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

2.1	Agreement and Plan of Merger, dated December 18, 2019, by and between The First Bancshares, Inc. and Southwest Georgia Financial Corporation
10.1	Agreement, dated December 18, 2019, by and between The First Bancshares, Inc., Southwest Georgia Financial Corporation and DeWitt Drew
99.1	Press Release dated December 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

Dated: December 18, 2019	By:	/s/ Karen T. Boyd
	Name:	Karen T. Boyd
	Title:	Senior Vice President and Treasurer